UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2013

DTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road

Calabasas, CA

(Address of principal executive offices, with zip code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported below in Item 5.07, on June 6, 2013, the stockholders of DTS, Inc. (the “Company”) approved the Company’s 2013 Employee Stock Purchase Plan (the “ESPP”) and the Company’s 2013 Foreign Subsidiary Employee Stock Purchase Plan (the “Foreign Sub ESPP” and together with the ESPP, the “Plans”) at the Company’s Annual Meeting of Stockholders. The Company’s Board of Directors approved the Plans on November 13, 2012, subject to approval by the Company’s stockholders. The Plans are intended to comply with Section 423 of the Internal Revenue Code.

A summary of the Plans was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2013 (the “Proxy Statement”), which is incorporated herein by reference.

Item 5.07   Submission of matters to a Vote of Security Holders.

On June 6, 2013, the Company held its Annual Meeting of Stockholders. Of the 18,264,719 shares of the Company’s common stock outstanding as of the record date, 17,076,144 shares were represented at the meeting. The stockholders considered five proposals at the meeting, each of which is described in more detail in the Proxy Statement. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1.          The stockholders elected three Class I directors to hold office until the 2016 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation or removal, by the following votes:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Craig S. Andrews	11,896,819	4,069,210	1,110,115
L. Gregory Ballard	14,680,166	1,285,863	1,110,115
Bradford D. Duea	13,209,309	2,756,720	1,110,115

The following individuals are continuing directors with terms expiring upon the 2014 Annual Meeting of Stockholders:  Joerg D. Agin, Jon E. Kirchner and Thomas C.K. Yuen.

The following individuals are continuing directors with terms expiring upon the 2015 Annual Meeting of Stockholders:  V. Sue Molina and Ronald N. Stone.

Proposal 2.                  The stockholders approved the DTS, Inc. 2013 Employee Stock Purchase Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
15,920,948	34,521	10,560	1,110,115

Proposal 3.                  The stockholders approved the DTS, Inc. 2013 Foreign Subsidiary Employee Stock Purchase Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
15,921,922	35,012	9,095	1,110,115

Proposal 4.                  The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
8,749,844	7,211,093	5,092	1,110,115

Proposal 5.                  The stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accountant for the 2013 fiscal year by the following vote:

For	Against	Abstain
17,058,765	6,992	10,387

Item 8.01   Other Events.

On June 6, 2013 the Board reelected Joerg D. Agin as the Board’s lead independent director for the ensuing year, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: June 10, 2013	By:	/s/ Melvin Flanigan

Melvin Flanigan
Executive Vice President, Finance and
Chief Financial Officer
(principal financial and accounting officer)